SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]Preliminary Proxy Statement                 [ ]Confidential, for Use of the
[x]Definitive Proxy Statement                     Commission Only (as permitted
[ ]Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ]Soliciting Material Under Rule 14a-12

                         COMMERCIAL FEDERAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charger)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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         -----------------------------------------------------------------------

      2. Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

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[ ]   Check box if any part of the fee is offset as provided by Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1. Amount Previously Paid:

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      4. Date Filed:

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






                   [COMMERCIAL FEDERAL CORPORATION LETTERHEAD]




                                  April 3, 2001

                                 ANNUAL MEETING
                                   MAY 8, 2001




Dear Fellow Stockholder:

     You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Commercial Federal Corporation (the "Corporation") to be held on Tuesday, May 8, 2001, at 10:00 a.m. at the Holiday Inn Central Convention Centre, 3321 South 72nd Street, "Holiday C" Meeting Room, Omaha, Nebraska. Your Board of Directors and Management look forward to greeting personally those stockholders able to attend.

     At this meeting, as set forth in the accompanying Notice of Annual Meeting and Proxy Statement, stockholders will be asked to consider and act upon the election of three directors for three-year terms (the Board having nominated Talton K. Anderson, Carl G. Mammel and James P. O'Donnell). During the meeting, we will also report on the operations of the Corporation and its principal subsidiary, Commercial Federal Bank, a Federal Savings Bank. Directors and officers of the Corporation will be present to respond to any questions you may have.

     Your vote is important, regardless of the number of shares you own. We urge you to sign, date and mail the enclosed Proxy Card as soon as possible, even if you currently plan to attend the annual meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

     On behalf of your Board of Directors, thank you for your continued support.


                                              Sincerely,

                                              /s/ William A. Fitzgerald

                                              William A. Fitzgerald
                                              Chairman of the Board and
                                              Chief Executive Officer

--------------------------------------------------------------------------------
                         COMMERCIAL FEDERAL CORPORATION
                             2120 SOUTH 72ND STREET
                              OMAHA, NEBRASKA 68124
                                 (402) 554-9200

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 8, 2001
--------------------------------------------------------------------------------


     NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders (the "Meeting") of Commercial Federal Corporation (the "Corporation") will be held at the Holiday Inn Central Convention Centre, 3321 South 72nd Street, "Holiday C" Meeting Room, Omaha, Nebraska, on Tuesday, May 8, 2001, at 10:00 a.m.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

          1.   The election of three directors each for a three-year term; and

          2. Such other matters as may properly come before the Meeting or any adjournments or postponements thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing matters at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment or postponement, the Meeting may be adjourned or postponed. Pursuant to the Bylaws of the Corporation, the Board of Directors has fixed the close of business on March 27, 2001, as the record date for determination of the stockholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

     You are requested to sign and date the enclosed Proxy Card which is solicited by the Board of Directors and to mail it promptly in the enclosed postage-paid envelope. The proxy will not be used if you attend and vote at the Meeting in person.


                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Gary L. Matter

                                    GARY L. MATTER
                                    SECRETARY

Omaha, Nebraska
April 3, 2001

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AND VOTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND PROMPTLY MAIL YOUR ENCLOSED PROXY CARD.

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                         COMMERCIAL FEDERAL CORPORATION
                             2120 SOUTH 72ND STREET
                              OMAHA, NEBRASKA 68124
                                 (402) 554-9200

                       2001 ANNUAL MEETING OF STOCKHOLDERS
                                   MAY 8, 2001
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

     This  Proxy  Statement  and  the  enclosed  Proxy  Card  are  furnished  in connection  with the  solicitation  of  proxies  by the  Board of  Directors  of
Commercial Federal Corporation (the "Corporation"), to be used at the 2001 Annual Meeting of Stockholders of the Corporation and at any adjournments or postponements thereof (the "Meeting") which will be held at the Holiday Inn Central Convention Centre, 3321 South 72nd Street, "Holiday C" Meeting Room, Omaha, Nebraska, on Tuesday, May 8, 2001, at 10:00 a.m. The accompanying Notice of Annual Meeting, this Proxy Statement and the Proxy Card are being first mailed to stockholders on or about April 3, 2001.


--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

     The close of business on March 27, 2001, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. At that date, the Corporation had outstanding 51,730,303 shares of common stock, par value $.01 per share (the "Common Stock"). Holders of Common Stock are entitled to one vote per share for the election of directors, subject to the right to cumulate votes as described below, and upon all matters on which stockholders are entitled to vote.

     Proxies solicited by the Board of Directors of the Corporation which are properly executed and returned to the Corporation will be voted at the Meeting, and any adjournments or postponements thereof, in accordance with the directions given thereon. Executed proxies on which no directions are indicated will be voted FOR the election of the Corporation's nominees named herein. If any other matters are properly brought before the Meeting, the proxies solicited by the Board of Directors will be voted on such matters as determined by a majority of the Board. Other than the election of directors, the Board of Directors is not currently aware of any other matters to be brought before the Meeting.

     The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum thereat. If a quorum is not present or represented by proxy, the stockholders entitled to vote, present or represented by proxy, have the power to adjourn the Meeting from time to time, without notice other than an announcement at the Meeting, until a quorum is present or represented. Assuming a quorum is present, under Nebraska law directors shall be elected by a plurality of votes cast by stockholders at the Meeting (abstention and broker non-votes not being considered in determining the outcome of the election).

     Pursuant to the Bylaws of the Corporation and Nebraska law, every stockholder entitled to vote for the election of directors has the right to vote the number of shares owned thereby for as many persons as there are directors to be elected, or to cumulate votes by multiplying the number of shares held by such stockholder by the number of directors to be elected and to cast such votes for one director or distribute them among any number of candidates. Unless otherwise indicated by the stockholder, a vote FOR the Board of Directors' nominees on the accompanying Proxy Card will give the proxies named therein discretionary authority to cumulate all votes to which the stockholder is entitled and to allocate such votes in favor of one or more of the Board's nominees, as the proxies may determine. Additionally, executed proxies will confer discretionary authority on the proxies named therein to vote with respect to the election of any person recommended by the Board of Directors as a director where the nominee is unable to serve or for good cause will not serve (an event not now anticipated).

     Execution of a Proxy Card will not affect your right to attend the Meeting and to vote in person. A stockholder executing a proxy may revoke such proxy at any time before it is voted by (i) filing a written notice of revocation with the Secretary of the Corporation at the address provided above, (ii) filing a duly executed proxy bearing a later date, or (iii) attending and voting in person at the Meeting. Attendance at the Meeting without voting thereat will not revoke a proxy previously executed and duly submitted by you.


--------------------------------------------------------------------------------
                             PRINCIPAL STOCKHOLDERS
--------------------------------------------------------------------------------

     Persons and groups owning in excess of 5.0% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Based upon such reports, and certain other available information, the following table sets forth, as of March 27, 2001, certain information as to the Common Stock beneficially owned by each stockholder owning in excess of 5.0% of the Corporation's outstanding shares of common stock and each of the executive officers listed in the Summary Compensation Table on page 9 and by all executive officers and directors of the Corporation as a group.

                                                                            PERCENT OF SHARES
                                          AMOUNT AND NATURE OF              OF COMMON STOCK
BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP(1)             OUTSTANDING
----------------                          -----------------------           -----------------
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, New Jersey 07078                   4,663,852                          9.02%

Private Capital Management
3003 Tamiani Trail N.
Naples, Florida  34103                          2,882,600                          5.57%

William A. Fitzgerald                             887,826 (2)                      1.70%
David S. Fisher                                    50,611 (2)                       .10%
Gary L. Matter                                     91,549 (2)                       .18%
Roger L. Lewis                                     73,211 (2)                       .14%
Kevin C. Parks                                     38,282 (2)                       .07%

All Executive Officers  and Directors
   as a Group (18 persons)                      2,022,551 (2)                      3.84%

__________
(1) As to ownership of shares by executive officers and directors, includes certain shares of Common Stock owned by businesses in which the director or executive officer is an officer or major stockholder, or by spouses or as a custodian or trustee for minor children, over which shares the named individual or all executive officers and directors as a group effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(2)      Includes 387,603,  50,000,  49,798,  49,421, 28,145 and 926,059 shares, respectively, which Messrs. Fitzgerald, Fisher, Matter, Lewis and Parks and all executive officers and directors as a group have the right to purchase pursuant to the exercise of stock options, as well as stock held in retirement accounts or funds for the benefit of the named individuals or group.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Corporation's Board of Directors is composed of ten members. The Corporation's Articles of Incorporation provide that directors are to be elected for terms of three years, approximately one-third of whom are to be elected annually. Three directors will be elected at the Meeting to serve three-year terms, or until their respective successors have been elected and qualified. The Corporation's Board of Directors has nominated Talton K. Anderson, Carl G. Mammel and James P. O'Donnell for these seats, all of whom are currently members of the Board. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any of the Corporation's nominees might be unavailable to serve.

     The Board of Directors intends to vote all of the shares for which it is given proxies, to the extent permitted thereunder, FOR the election of the Board's nominees and intends to cumulate votes so as to maximize the number of such nominees elected to serve as directors of the Corporation.

     The following table sets forth the names of the Board's nominees for election as directors and of those directors who will continue to serve as such after the Meeting. Also set forth is certain other information with respect to each person's age, the year he became a director, the expiration of his term as a director, and the number and percentage of shares of Common Stock beneficially owned at March 27, 2001. At present, each director of the Corporation is also a member of the Board of Directors of the Corporation's wholly owned subsidiary, Commercial Federal Bank, a Federal Savings Bank (the "Bank"). The Board of Directors of the Bank is elected by the Corporation as the sole stockholder of the Bank. The selection of nominees for the election of directors of the Bank is within the discretion of the Board of Directors and director nominees for the Bank are selected by a majority vote of the Board of Directors.

                                         YEAR FIRST ELECTED                     SHARES OF COMMON STOCK
                            AGE AT          OR APPOINTED       CURRENT TERM      BENEFICIALLY OWNED AT     PERCENT
       NAME             MARCH 27, 2001       AS DIRECTOR         TO EXPIRE        MARCH 27, 2001 (1)      OF CLASS
       ----             --------------       -----------         ---------        ------------------      --------

                   BOARD NOMINEES FOR TERMS TO EXPIRE IN 2004

Talton K. Anderson           64                 1991                2001               86,334  (2)           .17%
Carl G. Mammel               68                 1991                2001              159,968  (2)           .31%
James P. O'Donnell           53                 1991                2001               39,209  (2)           .08%

                         DIRECTORS CONTINUING IN OFFICE

William A. Fitzgerald        63                 1984                2002              887,826  (3)          1.70%
Robert D. Taylor             53                 1996                2002              115,757  (3)           .22%
Aldo J. Tesi                 49                 1996                2002               34,340  (3)           .07%
Robert F. Krohn              67                 1984                2003              200,643  (3)           .39%
Michael P. Glinsky           56                 1997                2003               26,995  (3)           .05%
George R. Zoffinger          53                 1999                2003               13,985  (3)           .03%
Joseph J. Whiteside          59                 1999                2003                6,112  (3)           .01%

___________
(1) Includes certain shares of Common Stock owned by businesses in which the director is an officer or major stockholder or by a spouse, or as a custodian or trustee for minor children, over which shares the named individual effectively exercises sole or shared voting and investment power, unless otherwise indicated. Also includes shares held in retirement accounts or funds for the benefit of the named individuals.
(2) Includes shares totaling 32,226 (Anderson), 30,735 (Mammel) and 30,834 (O'Donnell) which such individuals have the right to acquire within 60 days of the Record Date pursuant to the exercise of stock options.
(3)      Includes shares totaling 387,603 (Fitzgerald),  31,918 (Taylor), 31,143
         (Tesi), 32,768 (Krohn), 25,554 (Glinsky),  12,872 (Zoffinger) and 5,000
         (Whiteside) which such individuals have the right to acquire within 60 days of the Record Date pursuant to the exercise of stock options.

     The principal occupation of each director of the Corporation for the last five years is set forth below:

     TALTON K. ANDERSON - Chairman of five automobile dealerships in Omaha, Nebraska, as well as one in Lincoln, Nebraska. Mr. Anderson is also the owner and President of a reinsurance company.

     CARL G. MAMMEL - President of Mammel Foundation and member of the board of Silverstone Group, a consulting firm providing services in employee benefits, human resource consulting and risk management solutions. Mr. Mammel is also a member of the board of M Financial Corporation, a network of financial service firms throughout the United States.

     JAMES P. O'DONNELL - Executive Vice President, Chief Financial Officer and Corporate Secretary of ConAgra, Inc., an Omaha, Nebraska-based international diversified food company.

     WILLIAM A. FITZGERALD - Chairman of the Board and Chief Executive Officer of the Corporation and the Bank.

     ROBERT D. TAYLOR - President and Chief Executive Officer of Executive Aircraft Corporation, Wichita, Kansas, which sells, maintains and refurbishes corporate jet aircraft. Since October 1995, Mr. Taylor also owns and is President of Taylor Financial, a consulting and investment firm based in Wichita, Kansas. From January, 1991, to October 1995, Mr. Taylor served as
Chairman of the Board of Directors and Chief Executive Officer of Railroad Financial Corporation and its wholly owned subsidiary, Railroad Savings Bank, F.S.B. Railroad Financial Corporation was acquired by the Corporation.

     ALDO J. TESI - President and Chief Executive Officer of Election Systems and Software since September 1999. Formerly the Group President of First Data Card Enterprise, a leading third-party provider of credit, debit, private label and commercial card processing services. Prior to this position, Mr. Tesi was President of First Data Resources from 1992 to 1997.

     ROBERT F. KROHN - Chairman and Chief Executive Officer of PSI Group, Inc., a national mail presort company. Mr. Krohn is the former President and Chief Executive Officer of HDR, Inc., an international architecture, planning and engineering firm. Mr. Krohn served as Chairman of the Board of the Corporation and the Bank from 1990 through 1994.

     MICHAEL P. GLINSKY - Executive Vice President and Chief Financial Officer of NorthPoint Communications Group, Inc., a broadband telecommunications company, since April 2000. On January 16, 2001, NorthPoint Communications Group, Inc. filed a petition for Chapter 11 protection in the U.S. Bankruptcy Court for the Northern District of California. Mr. Glinsky was the Executive Vice
President  and Chief  Financial  Officer  of U S WEST,  Inc.,  an  international telecommunications, entertainment and directory and information services company, a position he held from 1996 to 1998. Mr. Glinsky served as managing partner of the Denver office of Coopers & Lybrand LLP from 1990 to 1996.

     GEORGE R. ZOFFINGER - President and Chief Executive Officer of Constellation Capital Corp., since February 1998. Mr. Zoffinger served as President and Chief Executive Officer of Constellation Bank Corp. from December 1991 to December 1995 and as President and Chief Executive Officer of Value Property Trust from October 1995 to February 1998. Mr. Zoffinger serves as a director of New Jersey Resources Corporation, MFN Financial Corporation, Admiralty Bancorp, Inc. and Silverline Technologies Limited.

     JOSEPH J. WHITESIDE - Executive Vice President and Senior Advisor since 1996 to National Australia Bank and Chairman of WeatherWise USA, Inc., a Pittsburgh-based company that provides financial and other services to the public utilities industry. From 1994 to 1996, Mr. Whiteside served as Executive Vice President and Chief Financial Officer of Michigan National Corp., a bank holding company based in Farmington Hills, Michigan.

--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

     The Board of Directors conducts its business through meetings of the Board and through its committees, which permits the Board to more efficiently discharge its duties. During the transitional year ended December 31, 2000, the Board of Directors held four meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such directors were members during the periods which such directors served with the exception of Director O'Donnell who attended two of four meetings.

     The Corporation's audit committee is currently comprised entirely of non-employee Directors Glinsky, Krohn (Chairman), O'Donnell, Tesi and Zoffinger. Michael T. O'Neil, a director of the Bank, also serves as an ex-officio member of the audit committee. All members of the audit committee are deemed to be independent within the meaning of Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards. This committee's function is to approve the outside accounting firm for use by the Corporation and Bank and to review regulatory examination reports. This committee conducts its business through the Bank's audit committee and serves as the liaison with the Bank's internal audit department. The audit committee has adopted a written charter, a copy of which is attached as Exhibit A to this Proxy Statement. The audit committee meets quarterly or on an as needed basis. During the transition year ended December 31, 2000, the audit committee met twice.

     The Corporation's compensation and stock option committee is currently comprised entirely of non-employee Directors Glinsky, O'Donnell (Chairman) and Tesi. Robert S. Milligan, a Bank director, also serves. This committee is responsible for developing the Corporation's executive compensation policies generally, and for implementing those policies for the Corporation's executive officers and the Bank's senior executive officers (the Chairman of the Board and Chief Executive Officer of the Corporation and the Bank and the President and Chief Operating Officer of the Corporation and the Bank). See "Executive Compensation -- Compensation and Stock Option Committee Report on Executive Compensation." The compensation committee did not meet during the transition year ended December 31, 2000.

     The Corporation's full Board of Directors currently acts as a nominating committee for the annual selection of its nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Corporation's stockholders for nominees nor, subject to the procedural requirements set forth in the Corporation's Articles of Incorporation and Bylaws, are there any formal procedures for this purpose. The Board of Directors did not meet in its capacity as nominating committee during transition year 2000.

     The Corporation's finance committee is currently comprised of Directors Anderson, Fitzgerald, Mammel (Chairman), Taylor and Whiteside and Bank Directors Marvin and Milligan. This committee met two times during the 2000 transition year. This committee is responsible for monitoring the Corporation's asset/liability and risk management strategies.

     The Corporation's executive committee is comprised of Directors Anderson, Fitzgerald (Chairman), Krohn and Taylor. This committee transacts necessary business between Board meetings and met three times during the transition year ended December 31, 2000.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

COMPENSATION AND STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Overview and Objectives

     Composed exclusively of outside directors, Michael P. Glinsky, Robert S. Milligan, James P. O'Donnell (Chairman) and Aldo J. Tesi, the Compensation and Stock Option Committee (the "Committee") of the Board of Directors establishes the Corporation's and the Bank's executive compensation policies. The Committee is responsible for developing the Corporation's and the Bank's executive compensation policies generally, and for implementing those policies for the Corporation's executive officers and the Bank's senior executive officers (the Chairman of the Board and Chief Executive Officer of the Corporation and the Bank and the President and Chief Operating Officer of the Corporation and the
Bank). The Chief Executive Officer of the Bank, under the direction and pursuant to the policies of the Committee, implements the executive compensation policies for the remainder of the Bank's executive officers. The Corporation established structured compensation guidelines recommended by an outside professional consulting firm in fiscal year 1994. In fiscal year 1999, the Corporation requested an update to ensure its compensation practices were relevant to the growth and changes the Corporation experienced during that year, and were not unusual or unreasonable.

     The Committee's overall objectives in designing and administering the specific elements of the Corporation's and the Bank's executive compensation program are as follows:

     o to align executive compensation to increases in shareholder value, as measured by favorable long-term operating results and continued strengthening of the Corporation's financial condition;

     o to provide incentives for executive officers to work towards achieving successful annual results as a step in fulfilling the Corporation's long-term operating results and strategic objectives;

     o    to link,  as  closely  as  possible,  executive  officers'  receipt of
          incentive   awards  with  the  attainment  of  specified   performance
          objectives;

     o to maintain a competitive mix of total executive compensation with particular emphasis on awards directly related to increases in long-term shareholder value; and

     o to attract, retain and motivate top performing executive officers in a cost effective manner for the long-term success of the Corporation.

     The Board of Directors strongly believes that it is in the best interests of shareholders to encourage ownership of stock by management. Accordingly, the Stock Option Committee established the following guidelines on stock ownership. Members of executive management hired during 2000 do not yet own the minimum number of recommended shares. The Committee feels such guidelines will align shareholders' and management's interests and enhance employee performance.

          Chief Executive Officer:                   5 times annual salary
          Chief Operating Officer:                   5 times annual salary
          Executive Vice Presidents:                 3 times annual salary

     In furtherance of the above objectives, the Corporation's executive compensation program for the transition year consisted of the following components.

     o BASE SALARY. The Committee makes recommendations to the Board concerning executive compensation on the basis of regional and national surveys of salaries paid to executive officers of other savings and loan holding companies, non-diversified banks, other financial institutions similar to the Corporation in size, market capitalization and other characteristics, and where applicable, other industries. The Committee's objective is to provide base salaries as well as the appropriate mix of total compensation that is reasonably competitive with total compensation paid by the Corporation's peers.

     o     EXECUTIVE  INCENTIVE  PLAN.  The  Corporation  maintains an Executive
Incentive Plan which provides for annual incentive compensation based on achieving a combination of Corporation and individual performance objectives. Under this plan, the Committee establishes challenging corporate objectives, such as a targeted level of annual net income, at the beginning of the fiscal year. If the Corporation meets such objectives, an amount equal to 6% of net income is set aside for payment to executive officers (defined for this purpose as the Bank's Chief Executive and Chief Operating Officers, Executive, Senior, and First Vice Presidents and such other officers as are designated by the Committee for any fiscal year) as short-term and long-term compensation. No funds were made available for awards under this plan for the Transition Period. Further, during the Transition Period no cash awards to executive officers were granted under the plan.

     Pursuant to a policy adopted in June 1993 and subsequently amended and restated by the Stock Option Committee (the "Stock Option Committee"), whose members are all outside directors, the Stock Option Committee determines, in its discretion, whether, to whom and in what amounts restricted stock and/or incentive/non-incentive stock options will be awarded for any fiscal year. Shares of restricted stock awarded under this policy normally vest over a period of not more than five years, assuming the individual's continued service with the Corporation or the Bank, thus helping to retain qualified officers. The Stock Option Committee determines the vesting of the stock options awarded under this policy at the time of the award. The policy may be amended or terminated at any time by action of the Committee.

     The Committee believes this plan provides a direct link between the value created for the Corporation's shareholders and the compensation paid to executive officers. As previously mentioned, executive officers are not eligible to receive any short-term compensation under this plan for a given fiscal year unless the Corporation's net income for that year exceeds 85% of a predetermined goal. The distribution of awards under the plan is determined by the relative success of individual executive officers in meeting specified performance objectives. Fulfillment of these objectives promotes both the short-term and the long-term success of the Corporation and is in the best interests of shareholders.

     o 1984 AND 1996 STOCK OPTION AND INCENTIVE PLANS. The Corporation maintains the 1984 Stock Option and Incentive Plan, as Amended and Restated, and the 1996 Stock Option and Incentive Plan (collectively, the "Option Plans") as a means of providing employees and directors the opportunity to acquire a proprietary interest in the Corporation and to align their interests with those of the Corporation's stockholders. Under each plan, participants are eligible to receive stock options, stock appreciation rights ("SARs") or shares of restricted stock. Awards under the Option Plans are subject to vesting and forfeiture as determined by the Committee. Options and SARs are generally granted at the market value of the Common Stock on the date of grant. Thus, such awards acquire value only if the Corporation's stock price increases. In addition, under the 1996 plan, the Stock Option Committee may, at the election of a director or employee selected by the Stock Option Committee, permit such individual to receive stock options in lieu of cash compensation. The exercise price of such stock options will be discounted below the market value of the underlying Common Stock, such that the aggregate discount on the exercise price of the stock options is equal to the compensation foregone by the individual.

     Pursuant to the Option Plans, during the Transition Period the Stock Option Committee awarded non-incentive stock options totaling 44,595 shares and incentive stock options totaling 5,405 shares to Mr. Peter J. Purcell, Chief Information Officer and Executive Vice President of the Bank, upon date of hire (December 11, 2000). The stock options were immediately vested.

     The Committee believes that the Option Plans align shareholders', officers' and employees' interests and help to retain and motivate executive officers to improve long-term shareholder value.

Compensation of the Chief Executive Officer

     The Committee determines the Chief Executive Officer's compensation on the basis of several factors including:

     o    Return on Average Assets
     o    Core Profitability
     o    Leadership Inside and Outside the Corporation
     o    Capital Compliance and Regulatory Guidelines

In order to further align the compensation, rewards and performance measurements with shareholder expectations, the Committee revises the criteria periodically to reflect measurements generally viewed by analysts that follow the Corporation's peer group. These measurements are tied to specific objectives established during the Corporation's annual planning meeting and benchmarked to the performance of the Corporation's peer group.

     For the transition year, Mr. Fitzgerald's base salary remained the same at his request. Furthermore, Mr. Fitzgerald did not receive any stock options, stock appreciation rights (SARs) or shares of restricted stock during this period.

     The Committee believes that the Corporation's executive compensation program serves the Corporation and all of its shareholders by providing a direct link between the interests of executive officers and shareholders generally, and by helping to attract and retain qualified executive officers who are dedicated to the long-term success of the Corporation.

                                 COMPENSATION AND STOCK OPTION COMMITTEE
                                 James P. O'Donnell (Chairman)
                                 Michael P. Glinsky
                                 Robert S. Milligan
                                 Aldo J. Tesi

                           SUMMARY COMPENSATION TABLE

The following table sets forth the cash and noncash compensation for the Transition Period and each of the last three fiscal years awarded to or earned by (i) the Chief Executive Officer, and (ii) the four highest paid executive officers of the Corporation and the Bank.

                                                                                         LONG-TERM  COMPENSATION
                                                                                                 AWARDS
                                                                                        -------------------------
                                                             ANNUAL COMPENSATION (2)    RESTRICTED    SECURITIES
NAME AND PRINCIPAL                           FISCAL          -----------------------      STOCK        UNDERLYING     ALL OTHER
    POSITION                                 YEAR(1)          SALARY        BONUS       AWARDS (3)     OPTIONS     COMPENSATION (4)
------------------                           -------          ------        -----       ----------     -------     ----------------
William A. Fitzgerald                     Transition Period  $295,050    $      --       $     --           --       $24,906
  Chairman and Chief Executive Officer        2000            590,106           --             --      113,527        46,162
  of the Corporation and the Bank             1999            562,000           --        155,635       96,477        44,960
                                              1998            477,000      211,955        256,226      150,000        38,160

David S. Fisher (5)                       Transition Period  $120,000    $  45,000 (6)   $     --           --        $   --
  Executive Vice President and Chief          2000              5,538           --             --       50,000            --
  Financial Officer of the Corporation
  and the Bank

Gary L. Matter                            Transition Period  $112,455    $      --       $     --           --       $ 8,996
  Senior Vice President, Controller and       2000            218,750           --             --       15,000        17,500
  Secretary of the Corporation and            1999            206,667           --         46,537       13,500        16,534
  the Bank                                    1998            177,000       68,951         77,639       25,800        14,160

Roger L. Lewis                            Transition Period  $ 81,900    $      --       $     --           --       $ 6,552
  Senior Vice President                       2000            156,250           --             --       15,000        12,500
  Corporate Marketing                         1999            147,083           --         33,228       11,500        11,767
                                              1998            121,833       48,084         52,023       15,700         9,747

Kevin C. Parks                            Transition Period  $ 71,890    $      --       $     --           --       $ 5,751
  Senior Vice President                       2000            134,417           --             --       10,000        10,753
  Audit and Risk Services                     1999            110,417           --         18,527        7,000         8,833
                                              1998            100,833       32,855         32,858        5,000         8,067

______________
(1) On August 14, 2000 the Corporation changed its fiscal year end from June 30 to December 31. Accordingly, fiscal years 2000, 1999 and 1998 refer to the twelve months ended June 30. The Transition Period refers to the six months ended December 31, 2000.
(2) Does not include certain perquisite and other personal benefits which do not exceed the lesser of $50,000 or 10.0% of the individual's salary and bonus.
(3) Represents awards under the policy of the Stock Option Committee adopted in conjunction with the Corporation's Executive Incentive Plan. See "Compensation and Stock Option Committee Report on Executive Compensation -- Overview and Objectives." There was no restricted stock granted during the Transition Period or fiscal year 2000. Restricted stock granted in fiscal years 1998 and 1999 vests over a period of five years, at a rate of 20.0% per year, assuming continued service with the Corporation. As of December 31, 2000, the number and value, based on the closing sales price of the Common Stock of $19.4375 at December 31, 2000, of the unvested restricted stock holdings for Messrs. Fitzgerald, Matter, Lewis and Parks, were 13,668 shares (value of $265,672), 4,091 shares (value of $79,519), 2,782 shares (value of $54,075) and 1,767 shares (value of $34,346). Dividends are payable on these shares if and to the extent paid on the Common Stock generally. Upon a change in control of the Corporation, all restrictions on the restricted stock immediately lapse.
(4) Includes net contributions to the Bank's 401(k) Plan on behalf of each of the named executive officers to match elective deferral contributions made by each to such plan and amounts paid under the Bank's Supplemental Retirement Plan. Matching contributions under the Bank's 401(k) Plan amounted to $1,302, $1,680, $4,200 and $5,040 while the employer matching contributions under the Supplemental Retirement Plan benefits, were $23,604, $7,316, $2,352 and $711 for Messrs. Fitzgerald Matter, Lewis and Parks, respectively. Mr. Fisher did not meet length of service requirements to receive any matching contributions.
(5)      Mr. Fisher joined the Corporation on June 23, 2000.
(6) Mr. Fisher received a $45,000 payment in consideration of forfeitures from various benefit plans as a result of his change in employment.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUE

     The following table sets forth information concerning the exercise of options by the Chief Executive Officer and the other named executive officers during the Transition Period ended December 31, 2000, as well as the value of such options held by such persons at December 31, 2000. There were no option grants to any named executive officer during the Transition Period.

                                                                     NUMBER OF
                                                                    SECURITIES
                                                                    UNDERLYING                 VALUE OF
                                                                    UNEXERCISED               UNEXERCISED
                                                                      OPTIONS                IN-THE-MONEY
                                                                     AT FISCAL                OPTIONS AT
                                                                     YEAR-END               FISCAL YEAR-END
                             SHARES ACQUIRED         VALUE         (EXERCISABLE/             (EXERCISABLE/
NAME                           ON EXERCISE         REALIZED       UNEXERCISABLE)          UNEXERCISABLE) (1)
----                           -----------         --------       --------------          ------------------

William A. Fitzgerald              --               $   --        317,592/145,695          $196,720/425,442
David  S. Fisher                   --                   --            50,000/--               $198,375/--
Gary L. Matter                     --                   --         40,298/19,500            $4,475/56,213
Roger L. Lewis                     --                   --         40,587/18,834           $108,986/56,213
Kevin C. Parks                     --                   --         22,478/12,334           $30,581/37,475

________
(1) Based on the closing sales price of the Common Stock as reported on the New York Stock Exchange on December 31, 2000, which was $19.4375.

EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

     Set forth below is a discussion of certain employment and change in control agreements entered into between the Corporation and the Bank and those executive officers listed in the Summary Compensation Table on page 9.

     The agreement with William A. Fitzgerald, which became effective in June 1995, provides for Mr. Fitzgerald's employment as Chairman of the Board and Chief Executive Officer of the Corporation and the Bank for a term of three years. Pursuant to the agreement, Mr. Fitzgerald receives an annual salary and bonus determined by agreement with the Board of Directors, but in no event less than the rate of compensation Mr. Fitzgerald received on June 8, 1995. The base compensation following his election as Chairman of the Board of Directors was $385,000. The Boards of Directors of the Corporation and the Bank reviewed the employment agreement and again extended the agreement for an additional one-year period beyond the effective expiration dates. The contract provides for termination for cause or in certain events specified by regulatory authorities. The contract is also terminable by the Bank without cause wherein Mr. Fitzgerald would be entitled to receive all compensation and benefits through the effective date of termination, plus a severance payment equal to 36 months of base salary. Mr. Fitzgerald shall be entitled to the same benefits and severance in the event he becomes disabled while the agreement is in effect. In the event Mr. Fitzgerald dies while the agreement is in effect, his heirs shall receive a severance payment equal to 12 months of base salary. The agreement provides, among other things, for Mr. Fitzgerald's participation in an equitable manner in all benefits available to executive officers of the Corporation and the Bank, including:

     o    short-term   and  long-term   incentive   compensation   and  deferred
          compensation;

     o    health, disability, life insurance,  retirement and vacation benefits;
          and

     o    any benefits available under perquisite programs.

     The Corporation and the Bank have also entered into change in control agreements with Messrs. Fitzgerald, Fisher, Matter, Lewis and Parks. Under these agreements, in the event of the executive's involuntary termination of employment in anticipation of, or after, a change in control of the Corporation or the Bank, other than for "cause," the executive will be paid in equal monthly installments, the base salary and all commissions and bonuses (including short-term and long-term incentive compensation awards and stock options granted under the Corporation's executive incentive plan) in effect at the time of termination for a period of 35.88 months. Messrs. Fitzgerald, Fisher, Matter, Lewis and Parks, where not prohibited by law, shall also be entitled to receive reimbursement for up to one-half of all legal fees and expenses reasonably incurred by them as a result of an involuntary termination. During this period, the executive shall also continue to participate in any health, disability, life insurance and perquisite plans of any successor corporation in which such executive was entitled to participate with the Corporation prior to the change in control. All benefits and payments under the agreements shall be reduced, if necessary, to the largest aggregate amount that will result in no portion thereof being subject to federal excise tax or being nondeductible to the Corporation and the Bank for federal income tax purposes. Messrs. Fisher's, Matter's, Lewis' and Parks' severance shall be reduced by amounts received by the executive as a result of alternative employment obtained during the period in which salary, commissions and bonuses are payable under the change in control agreements. Further, Mr. Fitzgerald's severance payments under his change in control agreements shall be reduced by the amount of severance received under his employment agreement.

     A "change in control" shall be deemed to have occurred under these agreements in each of the following events:

     o at any time a majority of the directors of the Corporation or the Bank are not the persons for whom election proxies have been solicited by the Boards of Directors of the Corporation and the Bank, or persons then serving as directors appointed by such Boards, except where such appointments are necessitated by removal of directors;

     o at any time 49% or more of the outstanding stock of the Corporation or the Bank is acquired or beneficially owned by any person or entity (excluding the Corporation, the Bank or the executive) or any combination of persons or entities acting in concert; or

     o at any time the shareholders of the Corporation or the Bank approve an agreement to merge or consolidate the Corporation or the Bank with or into another corporation, or to sell or otherwise dispose of all, or substantially all, of the assets of the Corporation or the Bank.

The executive shall also be entitled to receive such payment in the event of a "constructive involuntary termination," which under the terms of the agreements shall be deemed to have occurred if, in anticipation of or following a change in control,

     o    the agreement or the executive's employment is terminated,

     o the executive's compensation is reduced, responsibilities diminished or job title lowered,

     o the level of the executive's participation in incentive compensation is reduced or eliminated,

     o the executive's benefit coverage or perquisites are reduced or eliminated, except to the extent such reduction or elimination applies to all other employees, or

     o the executive's office location is changed to a location more than 50 miles from the location of the executive's office at the time of the change in control.

     Pursuant to the terms of a separate  agreement between the Bank and William
A. Fitzgerald, in the event of Mr. Fitzgerald's termination of employment with the Bank, Mr. Fitzgerald will be entitled to receive in 120 equal monthly installments an amount equal to three times his highest annual salary received from the Bank during the five-year period ending with the close of the fiscal year in which he attains age 65 (or, in the case of death or disability prior to age 65, the year in which he became disabled or died). In the event of his death before the payment of all installments, all remaining installments shall be paid to his designated beneficiary. In the event of the death of both Mr. Fitzgerald and the designated beneficiary, all remaining unpaid installments shall be paid in one lump sum payment to the estate of the designated beneficiary. Pursuant to the terms of the agreement, the right to receive any and all unpaid installments will be forfeited upon the occurrence of any of the following events (i) without the approval of the Board of Directors, Mr. Fitzgerald has or possesses, directly or indirectly, any interest competing with or inimical to the interests of the Bank within an area within a 300 mile radius of Omaha, Nebraska, or (ii) Mr. Fitzgerald engages in any activity or conduct which, in the opinion of the Board, is inimical to the interests of the Bank.


--------------------------------------------------------------------------------
                             DIRECTORS' COMPENSATION
--------------------------------------------------------------------------------

     Directors receive $500 per month for service on the Board of the Corporation and $1,500 per month plus $750 per meeting attended for service on the Board of the Bank, with the exception of William A. Fitzgerald, who does not receive director's compensation. Fees for members of the committees of the Corporation and the Bank are paid at the rate of $750 per committee meeting attended. The chairman of the audit committee, Compensation and Stock Option Committee, and the Finance Committee each receive an additional $2,000 per year. Effective July 1, 1999, the 1996 Stock Option and Incentive Plan was amended to allow Directors to substitute cash compensation and shares of the Corporation's Common Stock for non-incentive stock options with an exercise price equal to 75% of the market value of the optioned shares. The aggregate difference between the exercise price and the market value of the underlying shares equals the compensation foregone. In no event shall the exercise price of the stock option be less than 50% of the market value of the underlying shares on the date of the grant. All directors receiving remuneration elected to receive the discounted non-incentive stock options. During the Transition Period ended December 31, 2000, discounted non-incentive stock options to purchase 42,935 shares were granted to the non-employee directors of the Corporation and the Bank.


--------------------------------------------------------------------------------
                     TRANSACTIONS WITH MANAGEMENT AND OTHERS
--------------------------------------------------------------------------------

     The Bank offers first and second mortgages, refinance, equity and various consumer loans to its directors, officers and employees. Loans to executive officers and directors are made in the ordinary course of business on substantially the same terms and collateral, including interest rates and loan fees charged, as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features.

--------------------------------------------------------------------------------
                       COMPARATIVE STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------

     The graph set forth below compares the cumulative total shareholder return on the Common Stock over the last five years with the cumulative total return on the S&P 500 Index and an index comprised of the top 50 publicly traded thrifts in the United States based on total asset size over the same period. Cumulative total return on the stock or the index equals the total increase in value from June 30, 1995 to December 31, 2000, assuming reinvestment of all dividends paid into the stock or the index, respectively. The graph was prepared assuming that $100 was invested on June 30, 1995 in the Common Stock and in the respective indices.

                     June 30, 1995 through December 31, 2000

     [Line graph appears here depicting the cumulative total shareholder return of $100 invested in the Common Stock as compared to $100 invested in the S&P 500 Index and an index comprised of the top 50 publicly traded thrifts in the United States. Line graph begins at June 30, 1995 and plots the cumulative total return at June 30, 1996, 1997, 1998, 1999, 2000 and December 31, 2000. Plot points are provided below.]


                                                                   CUMULATIVE TOTAL  RETURN
                                    ---------------------------------------------------------------------------
                                    6/95       6/96        6/97        6/98       6/99        6/00        12/00
                                    ----       ----        ----        ----       ----        ----        -----
Commercial Federal                  100        141.88      208.16      267.67     198.41      135.33      170.25
S & P 500                           100        126.00      169.73      220.92     271.19      290.85      265.50
Peer Group                          100        126.89      207.31      268.74     223.70      187.18      305.59

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's executive office at 2120 South 72nd Street, Omaha, Nebraska 68124, no later than December 4, 2001. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     Stockholder proposals, other than those submitted pursuant to the Exchange Act, must be submitted in writing to the Corporation's principal executive offices at the address given in the preceding paragraph not less than 60 days prior to the date of such meeting.


--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

     The audit committee has reviewed and discussed the audited financial statements of the Corporation with management and has discussed with Deloitte & Touche LLP, the Corporation's independent auditors, the matters required to be discussed under Statements on Auditing Standards No. 61 ("SAS 61"). In addition, the audit committee has received from Deloitte & Touche LLP the written disclosures and the letter required to be delivered by Deloitte & Touche LLP under Independence Standards Board Standard No. 1 ("ISB Standard No. 1") addressing all relationships between the auditors and the Corporation that might bear on the auditors' independence. The audit committee has reviewed the materials to be received from Deloitte & Touche LLP and has met with representatives of Deloitte & Touche LLP to discuss the independence of the auditing firm.

     In connection with the new standards for independence of the Corporation's independent auditors promulgated by the Securities and Exchange Commission, the audit committee has reviewed the non-audit services currently provided by the Corporation's independent auditor and has considered whether the provision of such services is compatible with maintaining the independence of the Corporation's independent auditors.

     Based on the audit committee's review of the financial statements, its discussion with Deloitte & Touche LLP regarding SAS 61, and the written materials provided by Deloitte & Touche LLP under ISB Standard No. 1 and the related discussion with Deloitte & Touche LLP of their independence, the audit committee has recommended to the Board of Directors that the audited financial statements of the Corporation be included in its Transition Report on Form 10-K for the Transition Period ended December 31, 2000, for filing with the Securities and Exchange Commission.

                                                             THE AUDIT COMMITTEE
                                                      Robert F. Krohn (Chairman)
                                                              Michael P. Glinsky
                                                              James P. O'Donnell
                                                                    Aldo J. Tesi
                                                             George R. Zoffinger
                                                  Michael T. O'Neil (Ex-Officio)

--------------------------------------------------------------------------------
                              INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     The Board of Directors presently has renewed the Corporation's arrangements with Deloitte & Touche LLP to be its auditors for the 2001 calendar year. Deloitte & Touche LLP were the Corporation's independent auditors for the 2000 transition year. Representatives of Deloitte & Touche LLP are expected to be present at the Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement if they so desire.

AUDIT FEES

     During the Transition Period ended December 31, 2000, the aggregate fees billed for professional services rendered for the audit of the Corporation's annual financial statements and the reviews of the financial statements included in the Corporation's Quarterly Reports on Form 10-Q filed during the Transition Period ended December 31, 2000 were $308,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The  Corporation  did not engage Deloitte & Touche LLP to provide advice to
the   Corporation   regarding   financial   information   systems   design   and
implementation during the Transition Period ended December 31, 2000.

ALL OTHER FEES

     For the Transition Period ended December 31, 2000, the aggregate fees paid by the Corporation to Deloitte & Touche LLP for all other services (other than audit services) were $4,336,000.


--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Pursuant to regulations promulgated under the Securities Exchange Act of 1934, as amended, the Corporation's officers, directors and persons who own more than 10 percent of the outstanding Common Stock ("Insiders") are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Corporation with copies of all such reports. Based solely on its review of the copies of such reports or written representations that no such reports were necessary that the Corporation received during the past fiscal year or with respect to the last fiscal year, management believes that during the Transition Period ended December 31, 2000, all of the Corporation's Insiders complied with these reporting requirements.


--------------------------------------------------------------------------------
                            EXPENSES OF SOLICITATION
--------------------------------------------------------------------------------

     The cost of soliciting proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telegraph, telephone or other electronic means without additional compensation. The Corporation has retained D. F. King & Co., Inc. to assist in the solicitation of proxies by mail, personally or by telephone or other means of communication, for a fee estimated at $5,500 plus expenses.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof as determined by a majority of the Board of Directors.

     The Corporation's December 2000 Summary Annual Report and its Transition Report on Form 10-K, including financial statements, are being mailed to all stockholders of record as of the close of business on March 27, 2001. Any stockholder who has not received copies of such reports may obtain copies by writing to the Secretary of the Corporation. Such reports are not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.


                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/ Gary L. Matter

                                         GARY L. MATTER
                                         SECRETARY
Omaha, Nebraska
April 3, 2001

                                                                       EXHIBIT A

                       COMMERCIAL FEDERAL CORPORATION/BANK

                            CHARTER - AUDIT COMMITTEE


                                 COMMITTEE ROLE

The committee's role is to act on behalf of the board of directors and oversee all material aspects of Commercial Federal's reporting, control and audit functions. The audit committee's role includes a focus on financial reporting to shareholders, company processes for the management of business/financial risk and compliance with significant applicable regulatory requirements.

The role also includes coordination with other board committees and maintenance of strong, positive working relationships with management, external and internal auditors, regulators, legal counsel and other committee advisors.


                              COMMITTEE MEMBERSHIP

The committee shall consist of three or more independent board members. Committee members shall have (1) knowledge of banking or related financial management expertise; (2) the ability to read and understand fundamental financial statements, including the company's balance sheet, income statement, statement of cash flow and key performance indicators; and (3) the ability to understand key business and financial risks and related controls and control processes. The committee shall have access to its own counsel and other advisors at the committee's sole discretion.

One member, preferably the chairperson, should be literate in business and financial reporting and control, including knowledge of the regulatory requirements, and should have past employment experience in finance or accounting or other comparable experience or background. Committee appointments shall be approved annually by the full board. The committee chairperson shall be selected by the chairman of the board of directors.


                         COMMITTEE OPERATING PRINCIPLES

The committee shall fulfill its responsibilities within the context of the following overriding principles:

     o Communications - The chairperson and others on the committee shall, to the extent appropriate, have contact throughout the year with senior management, other committee chairpersons and other key committee advisors, external and internal auditors, etc., as applicable, to strengthen the committee's knowledge of relevant current and prospective business issues.

     o Annual Plan - The committee, with input from management and other key committee advisors, shall develop an annual plan responsive to the "primary committee responsibilities" detailed herein.

     o Meeting Agenda - Committee meeting agendas shall be the responsibility of the committee chairperson, with input from committee members. It is expected that the chairperson would also ask for management and key committee advisors, and perhaps others, to participate in this process.

     o Committee Expectations and Information Needs - The committee shall communicate committee expectations and the nature, timing and extent of committee information needs to management, internal audit and external parties, including external auditors. Written materials, including key performance indicators and measures related to key business and financial risks, shall be received from management, auditors and others at least one week in advance of meeting dates. Meeting conduct will assume board members have reviewed written materials in sufficient depth to participate in committee/board dialogue.

     o External Resources - The committee shall be authorized to access internal and external resources, as the committee requires, to carry out its responsibilities.

     o Committee Meeting Attendees - The committee shall request members of management, counsel, internal audit and external auditors, as applicable, to participate in committee meetings, as necessary, to carry out the committee responsibilities. Periodically, and at least annually, the committee shall meet in private session with only the committee members. It shall be understood that either internal or external auditors or counsel may at any time request a meeting with the audit committee or committee chairperson, with or without management attendance. In any case, the committee shall meet in executive session separately with internal and external auditors at least annually.

     o Reporting to the Board of Directors - The committee, through the committee chairperson, shall report periodically to the full board of directors.


                                MEETING FREQUENCY

The committee shall meet at least four times each calendar year. Additional meetings shall be scheduled as considered necessary by the committee or chairperson.


                        REPORTING TO SHAREHOLDERS/OTHERS

The committee shall make available to shareholders, NYSE, SEC and others a summary report on the scope of its activities and a written affirmation of independence, financial literacy/expertise, review/reassessment of the charter and communications with external auditors as required by the rules/regulations of the NYSE, NASD, SEC and AICPA.


          COMMITTEE'S RELATIONSHIP WITH EXTERNAL AND INTERNAL AUDITORS

     o The external auditors, in their capacity as independent public accountants, shall be responsible to the board of directors and the audit committee as representatives of the shareholders. The audit committee is responsible for the selection, evaluation and replacement of auditors with the consent of the full Board of Directors.

     o As the external auditors review financial reports, they will be reporting to the audit committee. They shall report all relevant issues to the committee responsive to agreed-on committee expectations.

     o The committee shall annually review the performance (effectiveness, objectivity and independence) of the external and internal auditors. The committee shall ensure receipt of a formal written statement from the external auditors consistent with standards set by the

          Independence Standards Board. Additionally, the committee shall discuss with the auditor relationships or services that may affect auditor objectivity or independence. If the committee is not satisfied with the auditors' assurances of independence, it shall take or recommend to the full board appropriate action to ensure the independence of the external auditor.

     o The internal audit function shall be responsible to the board of directors through the committee.

     o If either the internal or the external auditors identify significant issues relative to the overall responsibility of the board of directors that have been communicated to management, but in the auditors' judgment have not been adequately addressed, they should communicate these issues to the committee chairperson.


                       PRIMARY COMMITTEE RESPONSIBILITIES

The committee should review:

     o Risk Management - The results of the periodic internal audit assessment of the company's risk management process, including the adequacy of the company's overall control environment and controls in selected areas.

     o    Annual Reports and Other Major Regulatory Filings

     o Internal Controls and Regulatory Compliance - The results of the internal audit assessment of the company's system of internal controls for detecting accounting and financial reporting errors, fraud and defalcations, legal violations and noncompliance with the corporate code of conduct.

     o Internal Audit Responsibilities - The annual audit plan and the process used to develop the plan. Status of activities, significant findings, recommendations and management's response.

     o    Regulatory   Examinations   -  SEC   inquiries   and  the  results  of
          examinations by other regulatory authorities in terms of important findings, recommendations and management's response.

     o External Audit Responsibilities - Auditor independence and the overall scope and focus of the annual/interim audit, including the scope and level of involvement with unaudited quarterly or other interim-period information.

     o Financial Reporting and Controls - Review with management and the independent external auditors the quarterly and annual financial statements; an analysis prepared by management of significant financial reporting issues and judgments; and discuss periodically with management the major financial risks and steps taken by management to monitor and control such exposures.

     o Auditor Recommendations - Important internal and external auditor recommendations on financial reporting, controls, other matters and management's response. The views of management and auditors on the overall quality of annual and interim financial reporting.

                                   COMMERCIAL
                                    FEDERAL
                                  CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS
                              TUESDAY, MAY 8, 2001
                             10:00 A.M. LOCAL TIME

                     HOLIDAY INN CENTRAL CONVENTION CENTRE
                            "HOLIDAY C" MEETING ROOM
                             3321 SOUTH 72ND STREET
                                OMAHA, NEBRASKA


COMMERCIAL
FEDERAL
CORPORATION                                                                PROXY
--------------------------------------------------------------------------------

                    The undersigned hereby appoints William A. Fitzgerald, Robert D. Taylor and Aldo J. Tesi, and each of them, with full power of substitution, as attorneys in fact, agents and proxies for the undersigned to vote all of the shares of Common Stock, par value $.01 per share, of COMMERCIAL FEDERAL CORPORATION (the "Corporation") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Holiday Inn Central
                    Convention Centre, 3321 South 72nd Street, "Holiday C" Meeting Room, Omaha, Nebraska on Tuesday, May 8, 2001 at 10:00 a.m., local time, and at any and all adjournments or postponements thereof (the "Meeting") as indicated on the reverse side and as directed by the Board of Directors, with respect to such other matters as may properly come before the Meeting.


                      See reverse for voting instructions.

                               Please detach here


           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

1.   Election of directors:      For terms to expire in 2004                    [  ] Vote FOR          [  ] Vote WITHHELD
                                 01 Talton K. Anderson  03 James P. O'Donnell        all nominees           from all nominees
                                 02 Carl G. Mammel                                   (except as marked)


(INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY  INDICATED NOMINEE,        _______________________________
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)         |_______________________________|


THIS PROXY WILL BE VOTED AS DIRECTED,  BUT IF NO DIRECTIONS ARE SPECIFIED,  THIS PROXY WILL BE VOTED BY THOSE NAMED
IN THIS  PROXY  "FOR"  PROPOSAL  1. IF OTHER MATTERS ARE PROPERLY  BROUGHT  BEFORE THE  MEETING,  THIS PROXY WILL BE
VOTED BY THOSE NAMED IN THIS PROXY AS  DIRECTED BY A MAJORITY OF THE BOARD OF  DIRECTORS. There is cumulative  voting in the election of directors and,  unless  otherwise indicated by the stockholder,  a vote for the nominees listed in
Proposal 1 will give the proxies  discretionary  authority  to  cumulate  all votes to which the undersigned  is entitled and to allocate  such votes in favor of one or more of such nominees, as the proxies may determine.

THE UNDERSIGNED HEREBY REVOKES ANY PREVIOUS PROXIES WITH RESPECT TO THE MATTERS COVERED BY THIS PROXY.

Address Change?  Mark Box [  ]  Indicate change below:       Date ____________________________________

                                                             _________________________________________
                                                             |                                       |
                                                             |                                       |
                                                             |_______________________________________|

                                                             Signature(s) in Box

                                                             Please sign exactly as your name appears on this card. Joint owners  should  each sign  personally.  Corporation  proxies should be signed in corporate name by an authorized officer.
                                                             Executors, administrators, trustees or guardians should give their title when signing.